                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED ON PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                      ORTHODONTIC CENTERS OF AMERICA, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

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

                  [ORTHODONTIC CENTERS OF AMERICA, INC. LOGO]

                           3850 N. CAUSEWAY BOULEVARD
                                   SUITE 1040
                           METAIRIE, LOUISIANA 70002

                                  May 10, 2001

TO THE STOCKHOLDERS OF
ORTHODONTIC CENTERS OF AMERICA, INC.:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders of Orthodontic Centers of America, Inc., to be held on Tuesday, June 12, 2001, at 1:00 p.m. (Central Time) at the Doubletree Hotel Lakeside, 3838 N. Causeway Boulevard, Metairie, Louisiana.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card as soon as possible so that your vote will be recorded. If you attend the Annual Meeting and desire to vote your shares personally, you may withdraw your proxy and vote your shares at any time before the proxy is exercised.

     The attached Proxy Statement and the enclosed Annual Report to Stockholders contain important information about your company and the matters to be addressed at the Annual Meeting. We encourage you to read them.

     We look forward to seeing you in Metairie, Louisiana at this year's Annual Meeting.

                                            Sincerely,

                                            /s/ GASPER LAZZARA
                                            Dr. Gasper Lazzara, Jr.
                                            Chairman of the Board

                                            /S/ BARTHOLOMEW F. PALMISANO, SR.
                                            Bartholomew F. Palmisano, Sr.
                                            President and Chief Executive
                                            Officer

                                   IMPORTANT:

             PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD
            AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                  [ORTHODONTIC CENTERS OF AMERICA, INC. LOGO]

                           3850 N. CAUSEWAY BOULEVARD
                                   SUITE 1040
                           METAIRIE, LOUISIANA 70002

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 12, 2001

TO THE STOCKHOLDERS OF
ORTHODONTIC CENTERS OF AMERICA, INC.:

     The Annual Meeting of Stockholders of Orthodontic Centers of America, Inc. (the "Company") will be held on June 12, 2001, at 1:00 p.m. (Central Time) at the Doubletree Hotel Lakeside, 3838 N. Causeway Boulevard, Metairie, Louisiana for the following purposes:

     (1) To elect two nominees as Class I directors;

     (2) To ratify the appointment of the accounting firm of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2001; and

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on May 1, 2001 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

                                            By order of the Board of Directors,

                                            /s/ BARTHOLOMEW F. PALMISANO, JR.

                                            Bartholomew F. Palmisano, Jr.
                                            Corporate Secretary

Metairie, Louisiana
May 10, 2001

                                   IMPORTANT:

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO ASSURE THE PRESENCE OF A QUORUM, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED RETURN ENVELOPE AS SOON AS POSSIBLE. IF YOU ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES PERSONALLY, YOU MAY DO SO AT ANY TIME BEFORE THE PROXY IS EXERCISED.

                  [ORTHODONTIC CENTERS OF AMERICA, INC. LOGO]

                           3850 N. CAUSEWAY BOULEVARD
                                   SUITE 1040
                           METAIRIE, LOUISIANA 70002

                        -------------------------------

                                PROXY STATEMENT

                        -------------------------------

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Orthodontic Centers of America, Inc. (the "Company"), to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Doubletree Hotel Lakeside, 3838 N. Causeway Boulevard, Metairie, Louisiana, on June 12, 2001, at 1:00 p.m. (Central Time), for the purposes set forth in the attached Notice of Annual Meeting of Stockholders, and at any adjournment thereof. This Proxy Statement and the accompanying form of proxy card are first being mailed or given to stockholders of the Company on or about May 10, 2001.

     If the enclosed proxy card is properly signed, dated, returned and not revoked, it will be voted in accordance with the instructions, if any, given by the stockholder, and if no instructions are given, it will be voted (1) FOR the election as Class I directors of the nominees listed on the proxy card and described in this Proxy Statement, (2) FOR ratification of the appointment of the accounting firm of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2001, and (3) in accordance with the recommendations of the Board of Directors on any other proposal that may properly come before the Annual Meeting. The persons named as proxies in the enclosed form of proxy card were selected by the Board of Directors.

     Stockholders who sign proxies have the right to revoke them at any time before they are voted by providing written notice to the corporate Secretary of the Company or delivering a valid, later dated proxy. The giving of the proxy will not affect the right of any stockholder to attend the Annual Meeting and vote in person.

     The close of business on May 1, 2001 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on May 1, 2001, the Company had authorized 100,000,000 shares of Common Stock, $.01 par value per share (the "Common Stock"), of which about 49,158,539 shares were outstanding and entitled to vote. The Common Stock is the Company's only class of voting stock with shares outstanding.

                       PROPOSAL 1: ELECTION OF DIRECTORS

INTRODUCTION

     In accordance with the Restated Certificate of Incorporation and Bylaws of the Company, the Board of Directors has divided the current Board of Directors into three classes, with two classes consisting of two directors and one class consisting of three directors. One class of directors is elected each year for a term of three years. A director of the Company is elected by the affirmative vote of a plurality of the votes present or represented at the Annual Meeting and entitled to vote. The Company's Restated Certificate of Incorporation does not provide for cumulative voting and, accordingly, each stockholder may cast one vote per share for each nominee.

     Unless a proxy specifies otherwise, the persons named in the proxy shall vote the shares covered thereby for the nominees listed below. Should a nominee become unavailable for election, shares covered by a proxy will be voted for a substitute nominee selected by the current Board of Directors.

CLASS I NOMINEES

     The term of each of the Company's current Class I directors, A Gordon Tunstall and Dr. John J. Sheridan, expires at the Annual Meeting. The Board of Directors has nominated Mr. Tunstall and Dr. Sheridan for election at the Annual Meeting as Class I directors to serve until the Company's Annual Meeting of Stockholders in 2004 and until their respective successors have been elected and qualified. Mr. Tunstall and Dr. Sheridan have each consented to be a candidate and to serve as a director of the Company, if elected.

     The following table shows the names, ages and principal occupations of each of the Class I nominees and the year in which each was first elected to the Board of Directors. The Board of Directors unanimously recommends that stockholders vote FOR election of the following nominees as Class I directors of the Company:

NAME                                     AGE   PRINCIPAL OCCUPATION                    DIRECTOR SINCE
----                                     ---   --------------------                    --------------
CLASS I NOMINEES-TERM EXPIRING IN 2004
A Gordon Tunstall......................  57    President, Tunstall Consulting, Inc.,        1996
                                               Tampa, Florida

John J. Sheridan, D.D.S., M.S.D. ......  69    Professor of Orthodontics, Louisiana         2001
                                               State University

CONTINUING DIRECTORS

     The persons named below will continue to serve as directors of the Company until the annual meeting of stockholders in the year indicated below and until their successors are elected and take office. Stockholders are not voting on the election of the Class II and Class III directors. The following table shows the names, ages and principal occupations of each continuing director and the year in which each was first elected to the Board of Directors.

NAME                                   AGE   PRINCIPAL OCCUPATION                       DIRECTOR SINCE
----                                   ---   --------------------                       --------------
CLASS II-TERM EXPIRING IN 2002
Michael C. Johnsen...................  48    Chief Operating Officer of the Company          1994
                                             (1997-Present); Vice President of
                                             Operations of the Company (1994-1997)

Ashton J. Ryan, Jr. .................  53    President and Chief Executive Officer,          1996
                                             FirsTrust Corp., New Orleans, Louisiana
                                             (1998-Present); President and Chief
                                             Executive Officer, First Bank and Trust,
                                             New Orleans, Louisiana (1998-2000);
                                             Senior Executive Vice President, First
                                             Commerce Corporation, New Orleans,
                                             Louisiana (1995-1998)

Edward J. Walters, Jr. ..............  54    Attorney, Moore, Walters & Thompson, A          1994
                                             Professional Corporation, Baton Rouge,
                                             Louisiana

NAME                                   AGE   PRINCIPAL OCCUPATION                       DIRECTOR SINCE
----                                   ---   --------------------                       --------------
CLASS III-TERM EXPIRING IN 2003
Gasper Lazzara, Jr., D.D.S...........  58    Chairman of the Board of the Company            1994
                                             (1994-Present); Co-Chief Executive
                                             Officer of the Company (1998-2000); Chief
                                             Executive Officer of the Company
                                             (1994-1998)

Bartholomew F. Palmisano, Sr. .......  54    Chief Executive Officer of the Company          1994
                                             (2000-Present); President of the Company
                                             (1999-Present); Co-Chief Financial
                                             Officer of the Company (1998-2000); Chief
                                             Financial Officer, Senior Vice President
                                             and Secretary of the Company (1994-1998)

     Except as indicated above, the nominees and continuing directors have had the principal occupations indicated for more than five years. Dr. Lazzara and Mr. Johnsen are brothers-in-law. Mr. Tunstall also serves on the boards of directors of Advanced Lighting Technologies, Inc., Horizon Medical Products, Inc. and KForce.com. Dr. Lazzara also serves on the board of directors of BriteSmile, Inc.

             THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU
                    VOTE "FOR" EACH OF THE CLASS I NOMINEES.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     During 2000, the Board of Directors held four regularly scheduled and no special meetings. Each director attended at least 75% of the meetings of the Board of Directors and committees on which such director served.

     The Board of Directors has established the following standing committees:

     The Executive Committee acts on behalf of the Board of Directors on all matters concerning the management and conduct of the business and affairs of the Company except those matters that cannot by law be delegated by the Board of Directors. The Executive Committee is currently comprised of Dr. Lazzara and Messrs. Palmisano and Johnsen. The Executive Committee held four meetings during 2000.

     The Audit Committee selects and engages on behalf of the Company, subject to the approval of the stockholders, and fixes the compensation of, a firm of certified public accountants whose duty it is to audit the books and accounts of the Company and its subsidiaries for the fiscal year in which they are appointed, and who also report to the Audit Committee. The Audit Committee confers with the auditors and determines the scope of the auditing of the books and accounts of the Company and its subsidiaries. The Audit Committee is also responsible for determining that the business practices and conduct of employees and other representatives of the Company and its subsidiaries comply with the Company's policies and procedures. The Audit Committee is currently comprised of Messrs. Ryan, Tunstall and Walters. The Audit Committee held three meetings during 2000.

     The Compensation Committee establishes a general compensation policy for the Company and has the responsibility for the approval of increases in directors' fees and in salaries paid to officers and senior employees earning in excess of an annual base salary of $75,000. The Compensation Committee also possesses all of the powers of administration under all of the Company's employee benefit plans, including any stock option plans, bonus plans, retirement plans, stock purchase plans and medical, dental and insurance plans. In connection therewith, the Compensation Committee determines, subject to the provisions of the Company's plans, the directors, officers and employees of the Company eligible to participate in any of the plans, the extent of such participation and terms and conditions under which benefits may be vested, received or exercised. The Compensation Committee is currently comprised of Messrs. Tunstall and Walters. The Compensation Committee held one meeting during 2000.

     The Board of Directors has no standing nominating committee.

COMPENSATION OF DIRECTORS

     Directors of the Company are paid compensation of $1,250 for each meeting of the Board of Directors attended. Members of the Executive Committee of the Board of Directors receive a fee of $750 per month, and members of the Audit and Compensation Committees of the Board of Directors receive $625 per committee meeting attended. All directors receive reimbursement for necessary travel expenses incurred in attending Board of Directors or committee meetings.

     The Company's 1994 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Director Plan") provides that directors who are not employees of the Company will automatically receive options to purchase 2,400 shares of Common Stock on the first trading date of each year at an exercise price equal to the market price of the Common Stock on the date of grant. The options (one-third of which may be exercised two years from the date of grant, one-third three years from the date of grant and one-third four years from the date of grant) terminate ten years after the date of grant. In addition, the options terminate if not exercised within 90 days after the director ceases to be a member of the Board of Directors unless the director dies, becomes disabled, retires or is terminated other than for cause. At May 1, 2001, options to purchase an aggregate of 48,000 shares of Common Stock had been granted to the Company's non-employee directors under the Director Plan, of which 24,600 have become exercisable.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than 10% of the Common Stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Common Stock. These officers, directors and stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) reports they file. There are specific dates by which these reports are to be filed, and the Company is required to report in this Proxy Statement any failure to file reports as required for 2000.

     Based solely upon its review of the copies of reports furnished to the Company and written representations from certain of the Company's directors and executive officers that no other reports were required, the Company believes that all Section 16(a) reporting and filing requirements relating to ownership of the Common Stock were complied with for 2000.

                       PROPOSAL 2: SELECTION OF AUDITORS

     The Audit Committee of the Board of Directors has selected the accounting firm of Ernst & Young LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2001, subject to the approval of the stockholders. This firm has served as the independent auditors of the Company since the Company's incorporation in July 1994. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions.

     The Company has been billed the following fees for services rendered by Ernst & Young LLP for the year ended December 31, 2000:

Audit Fees..................................................   $207,000
Financial Information Systems Design and Implementation
  Fees......................................................         --
All Other Fees (including audit related fees of $140,000
  related to SEC registration statements, accounting
  consultations and retirement plan audits).................   $155,000

     The Audit Committee has considered whether the provision of non-audit services to the Company by Ernst & Young LLP is compatible with maintaining Ernst & Young LLP's independence.

     The affirmative vote of the holders of a majority of the shares present or represented at the Annual Meeting and entitled to vote is needed to ratify the appointment of Ernst & Young LLP as auditors of the Company and its subsidiaries for 2001. If the appointment is not approved, the matter will be referred to the Audit Committee for further review.

               THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT
               YOU VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF
                   ERNST & YOUNG LLP AS INDEPENDENT AUDITORS.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to ownership of shares of Common Stock at May 1, 2001 by each of the Company's directors and Named Executive Officers (as defined below) and by all directors and executive officers of the Company as a group. Unless otherwise indicated in a footnote to the following table, each of the stockholders listed below has sole voting and investment power with respect to the shares of Common Stock shown as beneficially owned by them.

                                                              NUMBER OF SHARES       PERCENTAGE OF SHARES
BENEFICIAL OWNER                                           BENEFICIALLY OWNED(1)    BENEFICIALLY OWNED(1)
----------------                                           ----------------------   ----------------------
Gasper Lazzara, Jr., D.D.S.(2)...........................        4,252,294                    8.7%

Bartholomew F. Palmisano, Sr.(3).........................        3,561,176                    7.2

Michael C. Johnsen(4)....................................          677,768                    1.4

Ashton J. Ryan, Jr.(5)...................................            8,600                      *

A Gordon Tunstall(6).....................................            6,000                      *

Edward J. Walters, Jr.(7)................................           18,000                      *

Bartholomew F. Palmisano, Jr.(8).........................          760,240                    1.5

John J. Sheridan, D.D.S., M.S.D..........................               --                     --

All executive officers and directors as a group (eight
  persons)...............................................        8,043,977                   16.4

---------------

 *  Less than 1%.

(1) In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person which are currently exercisable or which will become exercisable within 60 days following May 1, 2001, are deemed to be outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

(2) Includes options currently exercisable to purchase 710,215 shares of Common Stock. Of the shares deemed beneficially owned by Dr. Lazzara, an aggregate of 533,085 shares are held in trusts, of which Mr. Johnsen is trustee, for the benefit of each of Dr. Lazzara's children. These shares are also included in the number of shares beneficially owned by Mr. Johnsen. In addition, 496,351 shares are held in a charitable foundation of which Dr. Lazzara is a co-trustee. Dr. Lazzara disclaims beneficial ownership of these shares.

(3) Includes options currently exercisable to purchase 710,215 shares of Common Stock. Of the shares deemed beneficially owned by Mr. Palmisano, an aggregate of 707,016 shares are held in trusts, of which Bartholomew F. Palmisano, Jr. is co-trustee, for the benefit of each of Mr. Palmisano's children. These shares are also included in the number of shares beneficially owned by Bartholomew F. Palmisano, Jr. Mr. Palmisano disclaims beneficial ownership of such shares.

(4) Includes options currently exercisable to purchase 90,293 shares of Common Stock. Of the shares deemed beneficially owned by Mr. Johnsen, 533,085 shares are held by Mr. Johnsen as trustee of trusts for the benefit of Dr. Lazzara's children. These shares are also included in the number of shares beneficially owned by Dr. Lazzara. Mr. Johnsen disclaims beneficial ownership of these shares.

(5) Includes options currently exercisable to purchase 3,600 shares of Common Stock.

(6) Includes options currently exercisable to purchase 6,000 shares of Common Stock.

(7) Includes options currently exercisable to purchase 15,000 shares of Common Stock. Of the shares deemed beneficially owned by Mr. Walters, 3,000 shares are held in trusts of which Mr. Walters is the trustee. Mr. Walters disclaims beneficial ownership of such shares.

(8) Includes options currently exercisable to purchase 38,013 shares of Common Stock. Of the shares deemed beneficially owned by Mr. Palmisano, an aggregate of 707,016 shares are held by Mr. Palmisano as co-trustee of trusts for the benefit of Mr. Palmisano and his siblings. These shares are also included in the number of shares beneficially owned by Bartholomew F. Palmisano, Sr. Mr. Palmisano disclaims beneficial ownership of such shares.

     The following table sets forth information with respect to ownership of shares of Common Stock at May 1, 2001, by each person not listed in the table above that is known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock. Unless otherwise indicated in a footnote to the following table, each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned.

                                                            NUMBER OF SHARES      PERCENTAGE OF SHARES
NAME AND ADDRESS OF BENEFICIAL OWNER                      BENEFICIALLY OWNED(1)   BENEFICIALLY OWNED(1)
------------------------------------                      ---------------------   ---------------------
Wasatch Advisors, Inc.,
  150 Social Hall Avenue,
  Salt Lake City, UT 84111..............................        5,630,821                 11.6%

T. Rowe Price Associates, Inc.,
  100 East Pratt Street,
  Baltimore, MD 21202...................................        3,013,100(2)(3)            6.1

T. Rowe Price New Horizons Fund, Inc.,
  100 East Pratt Street,
  Baltimore, MD 21202...................................        2,500,000                  5.1

Thomas W. Smith,
  323 Railroad Avenue,
  Greenwich, CT 06830...................................        2,751,650(4)               5.7

---------------

(1) As disclosed in Schedule 13G or an amendment thereto filed with the SEC.

(2) T. Rowe Price Associates, Inc. ("Price Associates") has advised the Company that the shares of Common Stock reflected in the table above are owned by various individuals and institutional investors which Price Associates serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, as amended, Price Associates has advised the Company that Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates has expressly disclaimed that it is, in fact, the beneficial owner of such securities.

(3) Includes 181,700 shares with respect to which Price Associates has sole voting power.

(4) Includes 2,038,000 shares with respect to which voting power and dispositive power is shared.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table reflects the compensation of Bartholomew F. Palmisano, Sr., the Company's President and Chief Executive Officer, and Dr. Gasper Lazzara, Jr., Michael C. Johnsen and Bartholomew F. Palmisano, Jr., each of whom is an executive officer of the Company whose total annual compensation during 2000 exceeded $100,000 (collectively, the "Named Executive Officers"):

                          SUMMARY ANNUAL COMPENSATION

                                                                          LONG-TERM
                                                                         COMPENSATION
                                                                            AWARDS
                                             ANNUAL COMPENSATION         ------------
                                       -------------------------------    SECURITIES
                                                          OTHER ANNUAL    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION     YEAR    SALARY    BONUS   COMPENSATION     OPTIONS      COMPENSATION
---------------------------     ----   --------   -----   ------------   ------------   ------------
Gasper Lazzara, Jr.,
  D.D.S. .....................  2000   $180,000    --            --             --            --
  Chairman of the Board         1999    180,000    --       $15,000        204,507            --
                                1998    180,000    --            --        120,000            --

Bartholomew F. Palmisano,
  Sr. ........................  2000   $150,000    --            --             --            --
  Chief Executive Officer       1999    150,000    --            --        204,507            --
                                1998    150,000    --       $15,000        120,000            --

Michael C. Johnsen............  2000   $275,000    --            --        150,000          $600
  Chief Operating Officer       1999    200,000    --       $15,000             --           600
                                1998    200,000    --            --             --           600

Bartholomew F. Palmisano,
  Jr. ........................  2000   $116,000    --            --             --          $600
  Chief Financial Officer       1999    105,000    --            --         15,000           600
                                1998    105,000    --            --         49,558           600

---------------

(1) Represents contributions by the Company under the Company's 401(k) retirement plan.

STOCK OPTION GRANTS AND EXERCISES

     The following table sets forth certain information concerning stock options exercised by, and granted to, the Named Executive Officers in 2000. The Company granted no stock appreciation rights in 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                          POTENTIAL REALIZABLE VALUE AT
                                 NUMBER OF      PERCENT OF                                   ASSUMED ANNUAL RATES OF
                                 SECURITIES   TOTAL OPTIONS                                STOCK PRICE APPRECIATION FOR
                                 UNDERLYING     GRANTED TO     EXERCISE OR                        OPTION TERM(2)
                                  OPTIONS      EMPLOYEES IN    BASE PRICE    EXPIRATION   ------------------------------
NAME                              GRANTED     FISCAL YEAR(1)    PER SHARE       DATE            5%             10%
----                             ----------   --------------   -----------   ----------   --------------  --------------
Gasper Lazzara, Jr., D.D.S. ...        --           --                --           --                --              --

Bartholomew F. Palmisano,              --           --                --           --                --              --
  Sr. .........................

Michael C. Johnsen.............   150,000(3)        56%         $16.4375      4/17/10     $1,550,618(4)   $3,929,571(4)

Bartholomew F. Palmisano,              --           --                --           --                --              --
  Jr. .........................

---------------

(1) Based on the grant of options to purchase a total of 268,000 shares of Common Stock.

(2) Represents hypothetical gains that could be achieved with respect to the grants of options if the options were to be exercised at the end of the option term, based upon assumed rates of appreciation in the market price of Common Stock of 5% and 10%, compounded annually from the date of grant to the expiration date. Actual gains, if any, could vary and will depend upon the actual date or dates, if any, on which the options are exercised and the actual rates of appreciation, if any, in the price of Common Stock.

(3) 25% of such options vest on the second anniversary of the date of grant, and the remaining options vest in equal increments on each of the following three anniversaries of the date of grant.

(4) Based on the closing price per share of the Common Stock of $16.4375 on April 17, 2000, as reported on the New York Stock Exchange, less the exercise price of the options.

STOCK OPTIONS EXERCISED AND YEAR-END VALUES

     The following table provides certain information, with respect to the Named Executive Officers, concerning the exercise of options during 2000 and with respect to unexercised options at December 31, 2000.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                          VALUE OF UNEXERCISED IN-THE-
                                                               NUMBER OF UNEXERCISED         MONEY OPTIONS AT FISCAL
                                     SHARES                 OPTIONS AT FISCAL YEAR-END             YEAR END(1)
                                   ACQUIRED ON    VALUE     ---------------------------   -----------------------------
NAME                                EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                               -----------   --------   -----------   -------------   ------------   --------------
Gasper Lazzara, Jr., D.D.S. .....        --            --     710,215        162,254      $11,760,248      $  731,611

Bartholomew F. Palmisano, Sr. ...        --            --     710,215        162,254       11,760,248         731,611

Michael C. Johnsen...............     5,000      $120,313      90,293        353,671        2,478,210       5,488,316

Bartholomew F. Palmisano, Jr. ...        --            --      38,013         70,386          965,752       1,106,318

---------------

(1) Based on the closing price per share of the Common Stock of $31.25 on December 29, 2000, as reported on the New York Stock Exchange, less the exercise price of the options.

EMPLOYMENT CONTRACTS AND CHANGE-IN-CONTROL ARRANGEMENTS

     The Company entered into employment agreements with each of Dr. Lazzara and Bartholomew F. Palmisano, Sr. effective as of November 21, 1994. Each such employment agreement provides for a term of three years, which is automatically extended each year for an additional year. Each of Dr. Lazzara and

Mr. Palmisano has agreed not to compete with the Company during the term of his respective employment agreement and for a period of two years thereafter. Under their respective employment agreements, Dr. Lazzara and Mr. Palmisano are each to receive an annual base salary of at least $150,000, subject to cost of living adjustments and annual increases in the discretion of the Compensation Committee of the Board of Directors, and each is entitled to participate in the Company's stock option plans and other benefit programs generally available to executive officers of the Company. In addition, each of Dr. Lazzara and Mr. Palmisano is entitled to receive an annual bonus in the discretion of the Compensation Committee.

     If the Company terminates the employment of Dr. Lazzara or Mr. Palmisano without "cause," as defined in their respective employment agreements, Dr. Lazzara or Mr. Palmisano, as applicable, is to receive any accrued salary, earned bonus and vested deferred compensation, and any stock options granted to him by the Company would immediately vest. In addition, he is to receive continued payment of his annual base salary for a period of three years (reduced by the amount of any compensation he receives during that time through other employment) and an amount equal to two times the average annual bonus paid to him during the two years prior to such termination. Dr. Lazzara and Mr. Palmisano may elect to receive a lump sum amount equal to the present value of such severance payments, but not less than two times their respective annual base salary.

     If Dr. Lazzara or Mr. Palmisano terminates his employment upon a "change of control" of the Company, as defined in their respective employment agreements, Dr. Lazzara or Mr. Palmisano, as applicable, is to receive any accrued salary, earned bonus and vested deferred compensation, and any stock options granted to him by the Company would immediately vest. In addition, he is to receive continued payment of his annual base salary for the remainder of the term of his employment agreement (reduced by the amount of any compensation he receives during that time through other employment) and an amount equal to two times the average annual bonus paid to him during the two years prior to such termination. Dr. Lazzara and Mr. Palmisano may elect to receive a lump sum amount equal to the present value of such severance payments, but not less than three times their respective annual base salary. Severance payments to Dr. Lazzara and Mr. Palmisano upon a change of control may not, however, exceed the maximum amount which the Company may deduct for federal income tax purposes pursuant to Section 280G of the Internal Revenue Code.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors during 2000 were Messrs. Walters and Tunstall. There are no interlocks among the members of the Compensation Committee.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following report is submitted by the Compensation Committee of the Board of Directors pursuant to rules established by the SEC and provides certain information regarding compensation of the Company's executive officers. The Compensation Committee is responsible for establishing and administering a general compensation policy and program for the Company. The Compensation Committee also possesses all of the powers of administration under the Company's employee benefit plans, including all stock option plans and other employee benefit plans. Subject to the provisions of those plans, the Compensation Committee must determine the individuals eligible to participate in each one of the plans, the extent of such participation and the terms and conditions under which benefits may be vested, received or exercised.

COMPENSATION POLICIES

     The Company's executive compensation policies are designed to complement the Company's business objectives by motivating and retaining quality members of senior management, by aligning management's interests with those of the Company's stockholders and by linking total compensation to the performance of the Company. The Company's executive compensation policies generally consist of equity-based long term incentives, short-term incentives and competitive base salaries. The Compensation Committee will continue to monitor the performance of the Company and its executive officers in reassessing executive compensation.

     During 1996, the Company retained the services of an independent consultant to assist the Company in developing a comprehensive executive compensation policy and to provide recommendations to the Compensation Committee on compensation of the Company's executive officers. The consultant conducted a review of the Company's executive compensation and presented a report to the Compensation Committee assessing the effectiveness of the Company's executive compensation policies and providing a comparison of base salaries and long term incentives paid to executive officers of 11 other publicly-traded, health care management companies. The consultant generally recommended that the Company adjust the base salaries of its executive officers to reflect competitive market practices, tie annual incentive amounts to certain performance criteria and establish long term incentives that align financial interests of the executives with increases in value to the Company's stockholders.

BASE SALARY

     The Compensation Committee reviews the base salaries of the Company's executive officers on an annual basis. Base salaries are determined based upon a subjective assessment of the nature and responsibilities of the position involved, the performance of the particular officer and of the Company, the officer's experience and tenure with the Company and base salaries paid to persons in similar positions with companies comparable to the Company. The base salaries paid to Dr. Gasper Lazzara, Jr. and Bartholomew F. Palmisano, Sr. are subject to the terms of their respective employment agreements with the Company. Based on a subjective evaluation of their respective performance and the Company's performance, Michael C. Johnsen's base salary for 2000 was increased to $275,000 from $200,000, and Bartholomew F. Palmisano, Jr.'s base salary for 2000 was increased to $116,000 from $105,000.

ANNUAL BONUS

     The Compensation Committee may also authorize annual cash bonuses to reward executive officers for individual and Company achievements. The employment agreements with Dr. Lazzara and Bartholomew F. Palmisano, Sr. provide for annual bonuses in the discretion of the Compensation Committee. The Company did not grant cash bonuses to any of the Named Executive Officers for 2000.

LONG-TERM INCENTIVES

     The Company's long-term compensation strategy is focused on the grant of stock options under the Company's 1994 Incentive Stock Plan, which the Compensation Committee believes rewards executive officers for their efforts in improving long-term performance of the Common Stock and creating value for the Company's stockholders and aligns the financial interests of management with those of the Company's stockholders. During 2000, the Compensation Committee granted stock options to purchase 150,000 shares of Common Stock to Michael C. Johnsen under the Company's 1994 Incentive Stock Plan, based upon a subjective evaluation of Mr. Johnsen's and the Company's performance.

SECTION 162(m)

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction by a publicly-held company for compensation in excess of $1,000,000 paid to the company's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Compensation Committee considers the deductibility of compensation under Section 162(m) when structuring the compensation of the Company's executive officers.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR FISCAL YEAR 2000

     The compensation during 2000 of Bartholomew F. Palmisano, Sr., who served as Chief Executive Officer from July 2000 and as Co-Chief Executive Officer prior to that date in 2000, was subject to the terms of his employment agreement with the Company. Mr. Palmisano's base salary was $150,000 for 2000, which reflected no increase from his base salary for 1999. During 2000, Mr. Palmisano was not granted any stock options and he did not receive a cash bonus. The compensation during 2000 of Dr. Gasper Lazzara, Jr., who served as Co-Chief Executive Officer through July 2000, was subject to the terms of his employment agreement with the Company. Dr. Lazzara's base salary was $180,000 for 2000, which reflected no increase from his base salary for 1999. During 2000, Dr. Lazzara was not granted any stock options and he did not receive a cash bonus.

                                            COMPENSATION COMMITTEE

                                            Edward J. Walters, Jr., Chairman
                                            A Gordon Tunstall

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board of Directors of the Company consists of three directors, each of whom is "independent" as defined by the listing standards of the New York Stock Exchange.

     The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Company's Board of Directors, which is attached as Appendix A to this Proxy Statement. In fulfilling its responsibilities, the Audit Committee:

     - Reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000;

     - Discussed with the Company's independent auditors, Ernst & Young LLP, the matters required to be discussed under Statement on Auditing Standards No. 61; and

     - Received the written disclosures and the letter from Ernst & Young LLP regarding Ernst & Young LLP's independence as required by Independence Standards Board Standard No. 1, and discussed with Ernst & Young LLP their independence.

     Based on the Audit Committee's review of the Company's audited financial statements for the year ended December 31, 2000 and its discussions with management and Ernst & Young LLP as described above and in reliance thereon, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements for the year ended December 31, 2000 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                            AUDIT COMMITTEE

                                            Ashton J. Ryan, Jr., Chairman
                                            A Gordon Tunstall
                                            Edward J. Walters, Jr.

                         COMPARATIVE PERFORMANCE GRAPH

     The SEC requires the Company to include in this Proxy Statement a line graph which compares the yearly percentage change in cumulative total stockholder return on the Common Stock with (i) the performance of a broad equity market indicator, and (ii) the performance of a published industry index or peer group index. Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Common Stock against the cumulative total return of (i) the S&P 500 Index, as the broad equity market index, and (ii) a self-determined peer group consisting of 12 publicly traded healthcare services companies for use in this Proxy Statement. The peer group includes Castle Dental Centers, Inc., Coast Dental Services, Inc., PhyAmerica Physician Group, Inc., Health Grades, Inc., Innovative Clinical Solutions, Ltd., Integra, Inc., Monarch Dental Corp., OrthAlliance, Inc., Pediatrix Medical Group, Inc., PhyCor, Inc., US Oncology, Inc. and ProMedCo Management Company.

     Apple Orthodontix, Inc. and Complete Management, Inc. were included in the peer group last year, but each has been omitted from the peer group this year because it is in bankruptcy proceedings and no longer publicly traded. Physicians Specialty Corp. and Sheridan Healthcare, Inc. were included in the peer group last year, but each has been omitted from the peer group this year because it is no longer publicly traded. Omega Orthodontics, Inc. was included in the peer group last year, but has been omitted this year because it merged into e-dentist.com, Inc. (formerly Pentegra Dental Group, Inc.). Physician Reliance Network, Inc. was included in the peer group last year, but has been omitted this year because it merged into a subsidiary of US Oncology, Inc. (formerly American Oncology Resources, Inc.), which is included in the peer group. PhyAmerica Physician Group, Inc. was formerly named Coastal Physician Group, Inc.; Health Grades, Inc. was formerly named Specialty Care Network, Inc.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS

                              [PERFORMANCE GRAPH]

                                                       ORTHODONTIC
                                                   CENTERS OF AMERICA,
                                                          INC.                  PEER GROUP INDEX              S&P 500 INDEX
                                                   -------------------          ----------------              -------------
1995                                                     100.00                      100.00                      100.00
1996                                                     132.64                      100.00                      122.96
1997                                                     137.82                       67.71                      163.98
1998                                                     161.14                       74.91                      210.84
1999                                                      98.96                       42.12                      255.22
2000                                                     259.07                       12.89                      231.98

              NOTES:

                 Assumes $100 invested on Jan. 1, 1995.

                 Assumes dividend reinvested.

                 Fiscal year ending Dec. 31, 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In connection with the Company's 1997 Key Employee Stock Purchase Plan (the "Plan"), the Company financed 50% of the purchase price for each employee who purchased shares of the Common Stock pursuant to the Plan. Among those employees participating in the Plan were Mr. Johnsen and Bartholomew F. Palmisano, Jr. Each loan is evidenced by a promissory note, is a full recourse obligation of the employee secured by all of the shares of Common Stock acquired by the employee in connection with the loan, and bears interest at 6.01% per annum. In addition, Dr. Lazzara and Bartholomew F. Palmisano, Sr. personally financed the remaining 50% of the purchase price for each employee (including Mr. Johnsen and Bartholomew F. Palmisano, Jr.) who purchased shares of the Common Stock pursuant to the Plan, on terms comparable to the loans from the Company. Mr. Johnsen purchased 56,338 shares of Common Stock, for a total purchase price of $999,990.50. Bartholomew F. Palmisano, Jr. purchased 15,211 shares of Common Stock for a total purchase price of $269,996. The outstanding principal and accrued interest under each loan is payable, in one lump-sum payment, on the earlier of (i) November 3, 2002 or (ii) termination of the employee's employment with the Company. If the employee sells or transfers any of the shares of Common Stock purchased under the Plan prior to that date, a proportionate amount of the loans and accrued interest will become due and payable. If the employee holds the shares of Common Stock purchased under the Plan for three to five years, he or she will be entitled to 100% of any gains from a sale of the shares, and the Company will reduce the balance amount of its loan to the employee by 50% of the losses from such a sale or transfer. If the employee holds the shares of Common Stock for less than three years, he or she will be responsible for 100% of any losses, but entitled to only 50% of any gains, from such a sale or transfer. At December 31, 2000, the total original principal amount of the loans to Mr. Johnsen and Bartholomew F. Palmisano, Jr. remained outstanding.

     The Company leases approximately 16,650 square feet of office space located in Ponte Vedra Beach, Florida, approximately 2,300 square feet of which is currently leased to another tenant, from a limited partnership of which the general partner is a corporation controlled by Dr. Gasper Lazzara, Jr., the Chairman of the Board of the Company, pursuant to a written lease agreement. During 2000, the Company paid rent of approximately $190,663 under this lease agreement. The term of the lease agreement commenced in July 2000 and expires in June 2010.

     Tunstall Consulting, Inc., a company of which A Gordon Tunstall, a director of the Company, is President, provided certain consulting services to the Company during 2000, for which the Company paid approximately $107,862.

                              GENERAL INFORMATION

STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Stockholder proposals intended to be presented at the 2002 annual meeting of stockholders must be received by the Company at its executive offices at 3850
N. Causeway Boulevard, Suite 1040, Metairie, Louisiana 70002 not later than January 10, 2002 in order to be included in the Company's proxy statement and proxy for the 2002 annual meeting.

DISCRETIONARY AUTHORITY

     As to any proposal(s) that a stockholder intends to present for consideration by stockholders at the Company's 2002 annual meeting of stockholders other than by including the proposal(s) in the Company's proxy statement, the individuals named as proxies on the proxy card for the 2002 annual meeting may exercise their discretionary authority in voting such proxies unless the Company receives notice of the matter(s) to be proposed not later than March 26, 2002. Even if proper notice is received on or prior to March 26, 2002, the individuals named as proxies on the proxy card for that meeting may nevertheless exercise their discretionary authority in voting such proxies with respect to such matter(s) by advising stockholders of the proposal(s) and how the proxies intend to exercise their discretion to vote on these matter(s), unless the stockholder making the proposal(s) solicits proxies with respect to the proposal(s) to the extent required by Rule 14a-4(c)(2) under the Securities Exchange Act of 1934, as amended.

OTHER MATTERS

     The Board of Directors is not aware of any business to be presented at the Annual Meeting other than that described in the accompanying Notice of Annual Meeting of Stockholders. If other matters do properly come before the Annual Meeting, it is intended that the persons named on the enclosed proxy card will vote on such matters in accordance with the recommendation of the Board of Directors.

COUNTING OF VOTES

     All matters specified in this Proxy Statement that are to be voted on at the Annual Meeting will be by written ballot. Inspectors of election will be appointed to, among other things, determine the number of shares outstanding, the shares represented at the annual meeting, the existence of a quorum and the authenticity, validity and effect of proxies, to receive votes of ballots, to hear and determine all challenges and questions in any way arising in connection with the right to vote, to count and tabulate all votes and to determine the result. Each item presented herein to be voted on at the Annual Meeting must be approved by the affirmative vote of the holders of the number of shares described under each such item. The inspectors of election will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast."

     Inspectors of election will treat shares referred to as "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

MISCELLANEOUS

     The Company will bear the cost of printing, mailing and other expenses in connection with this solicitation of proxies and will also reimburse brokers and other persons holding shares in their names or in the names of nominees for their expenses in forwarding this proxy material to the beneficial owners of such shares. Certain of the directors, officers and employees of the Company may, without any additional compensation, solicit proxies in person or by telephone.

     A copy of the Company's 2000 Annual Report to Stockholders has been mailed to all stockholders entitled to notice of and to vote at the Annual Meeting.

May 10, 2001

                                                                      APPENDIX A

                                    CHARTER

                                     OF THE

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                       OF

                      ORTHODONTIC CENTERS OF AMERICA, INC.

ARTICLE I. PURPOSE

     The primary function of the Audit Committee (the "Audit Committee") of the Board of Directors (the "Board of Directors") of Orthodontic Centers of America, Inc. ("OCA") is to assist the Board of Directors in fulfilling its oversight responsibilities with respect to OCA's financial statements and other financial reporting, OCA's systems of internal controls regarding finance, accounting and legal compliance, and OCA's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are enumerated in Article IV of this Charter. The Audit Committee will have the authority to conduct any investigation appropriate to fulfilling its responsibilities contained in this Charter, and it will have the authority to communicate directly with OCA's independent auditors as well as any employee of OCA. The Audit Committee will have the authority to retain, at OCA's expense, special accounting, legal or other consultants or experts it deems necessary in the performance of its duties.

     The Audit Committee's job is one of oversight and it recognizes that OCA's management is responsible for preparing OCA's financial statements and that OCA's independent auditors are responsible for auditing those financial statements. Additionally, the Audit Committee recognizes that management, including OCA's accounting and financial reporting and controls staff, as well as OCA's independent auditors, have more time, knowledge and more detailed information with respect to OCA than do Audit Committee members; consequently, in carrying out its oversight responsibilities, the Audit Committee is not providing any expert or special assurance as to OCA's financial statements or any professional certification as to the outside auditor's work.

     The Board of Directors and the Audit Committee are in place to represent OCA's shareholders; accordingly, OCA's independent auditors are ultimately accountable to the Board of Directors and the Audit Committee.

ARTICLE II. COMPOSITION AND QUALIFICATIONS

  Number of Members

     The Audit Committee shall be comprised of three or more members of the Board of Directors, as determined from time to time by the Board of Directors.

  Independence Requirements

     Each member of the Audit Committee must be an Independent (as such term is defined below) director of OCA. For purposes of this Charter, "Independent" means that the relevant person has no relationship to OCA that may interfere with the exercise of his/her independence from management and OCA.

     In addition, the following restrictions shall apply to each member of the Audit Committee:

          (a) Employees. A director who is an employee (including non-employee executive officers) of OCA or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of OCA, the director could serve on the Audit Committee after three years following the termination of the relationship between OCA and the former parent or predecessor.

          (b) Business Relationship. A director (i) who is a partner, controlling shareholder or executive officer of an organization that has a business relationship with OCA, or (ii) who has a direct business relationship with OCA (e.g., a consultant) may serve on the Audit Committee only if OCA's Board of Directors determines in its business judgment that the relationship does not interfere with the director's exercise of independent judgment. In making a determination regarding the independence of a director, the Board of Directors should consider, among other things, the materiality of the relationship to OCA, to the director, and, if applicable, to the organization with which the director is affiliated. "Business relationships" can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A director can have this relationship directly with OCA, or the director can be a partner, officer or employee of an organization that has such a relationship. The director may serve on the Audit Committee without the Board of Directors' determination of Independence after three years following the termination of, as applicable, either (i) the relationship between the organization with which the director is affiliated and OCA, (ii) the relationship between the director and his or her partnership status, shareholder interest or executive officer position, or (iii) the direct business relationship between the director and OCA.

          (c) Cross Compensation Committee Link. A director who is employed as an executive of another corporation where any of OCA's executives serves on that corporation's compensation committee may not serve on OCA's Audit Committee.

          (d) Immediate Family. A director who is an Immediate Family Member (as defined below) of an individual who is an executive officer of OCA or any of its affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship. "Immediate Family Member" includes a person's spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person's home.

     Notwithstanding the requirements of subparagraphs (a) and (d) above, one director who is no longer an employee or who is an Immediate Family Member of a former executive officer of OCA or its affiliates, but is not considered Independent pursuant to these provisions because of the three-year restriction period, may be appointed, under exceptional and limited circumstances, to the Audit Committee if the Board of Directors determines in its business judgment that membership on the Audit Committee by the individual is required by the best interests of OCA and its stockholders, and OCA discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

  Financial Literacy Requirements

     Each member of the Audit Committee must be financially literate, as such qualification is interpreted by the Board of Directors from time to time in its business judgment, or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

     At least one member of the Audit Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

ARTICLE III. MEETINGS

     The Audit Committee will meet at least one time per year and more frequently as the Audit Committee deems appropriate, advisable, or desirable. Meetings of the Audit Committee may be called by the Chairman of the Audit Committee or two or more members of the Audit Committee. The Audit Committee should meet at least annually with OCA's chief financial officer, and separately with OCA's independent auditors, to discuss any matters that the Audit Committee or any of these persons believe should be discussed privately. In addition, the Audit Committee, or at least its Chairman, should communicate with OCA's independent auditors and management quarterly to review OCA's financial statements and significant findings consistent with Item 2 of Article IV below. Unless the Board of Directors designates a Chairman of the Audit

Committee, the Audit Committee shall designate such Chairman by a majority vote of the members of the Audit Committee.

ARTICLE IV. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties, the Audit Committee will:

  Preparation and Review of Reports and Documents

     1. Prior to filing of each of OCA's Annual Reports on Form 10-K with the Securities and Exchange Commission ("SEC"), advise the Board of Directors as to whether the Audit Committee recommends that OCA's audited annual financial statements be included in such Form 10-K. As the basis for this determination, the Audit Committee will:

          (a) Review and discuss with management OCA's audited annual financial statements;

          (b) Discuss those matters communicated by OCA's independent auditors to the Audit Committee as required by Statement of Auditing Standards No. 61 ("SAS 61"), as well as the results of the audit; and

          (c) Receive and review the written disclosures and the letter from the independent auditors regarding the auditors' independence as required by Independent Standards Board Standard No. 1 ("ISBS 1"), as such may be modified or supplemented, and discuss with the independent auditors the auditors' independence.

     2. Review any significant disagreements among management and the independent auditors in connection with the preparation of the annual audited financial statements. This review should also include discussion with management and the independent auditors of significant issues regarding accounting principles, practices and judgments.

     3. Review the interim financial statements included in each of OCA's Quarterly Reports on Form 10-Q. This review should include discussion with management and OCA's independent auditors of any matters required to be discussed by Statement on Auditing Standards No. 71. The review should also include a review of any significant disagreements between management and the independent auditors in connection with the preparation of the interim financial statements. The Chairman of the Audit Committee may represent the entire Audit Committee for purposes of this review.

     4. Annually prepare, in conjunction with OCA's legal counsel, a report of the Audit Committee for inclusion in OCA's annual proxy statement as required by the SEC. At a minimum, this report must state whether the Audit Committee:

          (a) Reviewed and discussed OCA's audited annual financial statements with management;

          (b) Discussed with OCA's independent auditors the matters required to be discussed by SAS 61;

          (c) Received from OCA's independent auditors the written disclosures and letter regarding the auditors' independence as required by ISBS 1, and discussed with OCA's independent auditors the auditors' independence; and

          (d) Based on the review and discussions noted above, whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in OCA's Annual Report on Form 10-K for filing with the SEC.

     5. Cooperate with management, the Board of Directors and OCA's legal counsel to ensure that a written filing is made with the New York Stock Exchange ("NYSE") annually affirming each Audit Committee member's independence and financial literacy, one member's accounting or related financial management expertise and that the Audit Committee has performed its annual review and reassessment of the adequacy of this Charter.

     6. Review and reassess the adequacy of this Charter on an annual basis. If the Audit Committee determines that the Charter needs to be amended, it will submit its proposals for amendments to the Board of Directors for approval.

     7. Cooperate with management, the Board of Directors and OCA's legal counsel to ensure that this Charter is filed with the SEC at least every three years as an appendix to OCA's proxy statement for its annual meeting of stockholders in accordance with SEC rules and regulations.

     8. Cooperate with management, the Board of Directors and OCA's legal counsel to ensure that OCA discloses in its proxy statement for its annual meeting of shareholders whether the Audit Committee members are "Independent" as defined in Article II of this Charter, and disclose certain information regarding any member of the Audit Committee who is not "Independent."

  Independent Auditors

     9. Annually recommend to the Board of Directors the selection of the independent auditors, and approve any proposed dismissal of the independent auditors when circumstances warrant. The Audit Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, or to nominate the auditors to be submitted for shareholder approval.

     10. Consider the independence and effectiveness of the independent auditors, and approve the fees and other compensation to be paid to the auditors.

     11. On an annual basis, (a) ensure the receipt of the report of the independent auditors to the Audit Committee as required under ISBS 1, (b) review and discuss with the independent auditors all significant relationships included in such report to determine if these relationships may impair the independent auditors' independence, and (c) in response to such report, review the independence and performance of the independent auditors.

     12. Consider whether the provision of any non-audit services by the independent auditors is compatible with maintaining the auditors' independence.

     13. Confer with OCA's independent auditors out of the presence of management about internal controls and the completeness and accuracy of OCA's financial statements.

     14. Prior to the filing with the SEC of OCA's Annual Report on Form 10-K, discuss certain matters with the independent auditors required to be communicated by the independent auditors to the Audit Committee in accordance with SAS 61, as well as the results of the audit of the financial statements included in such Annual Report.

  Financial Reporting Process

     15. In consultation with OCA's independent auditors and chief financial officer, review the integrity of OCA's financial reporting processes, both internal and external.

     16. Consider the judgments and recommendations of OCA's independent auditors about the quality and appropriateness of OCA's accounting principles as applied in OCA's financial reporting.

     17. Consider and approve, if appropriate, significant changes to OCA's auditing and accounting principles and practices as suggested by the independent auditors or management.

     18. Periodically review and discuss with management and the independent auditors OCA's internal controls regarding finance, accounting and legal compliance.

  Other Audit Committee Responsibilities

     19. Periodically self-assess the Audit Committee's performance and compliance with this Charter.

     20. Perform other activities consistent with this Charter, OCA's Restated Certificate of Incorporation and Bylaws and the Delaware Business Corporation Act, as the Audit Committee or the Board of Directors deems necessary or appropriate.

     21. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                                   PROXY CARD


                      ORTHODONTIC CENTERS OF AMERICA, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints Dr. Gasper Lazzara, Jr. and Bartholomew
F. Palmisano, Sr., and either of them, as proxies, with full power of substitution and resubstitution, to vote all of the shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Orthodontic Centers of America, Inc. ("OCA") to be held at the Doubletree Hotel Lakeside, 3838 N. Causeway Boulevard, Metairie, Louisiana on Tuesday, June 12, 2001, at 1:00 p.m. (Central Time), and at any adjournment thereof.

         IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

         THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THE ABOVE NAMED PROXIES WILL VOTE (1) FOR THE ELECTION AS CLASS I DIRECTORS OF THE NOMINEES NAMED ON THIS CARD, (2) FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF OCA AND ITS SUBSIDIARIES FOR THE YEAR ENDING DECEMBER 31, 2001 AND (3) IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING. IF THIS PROXY IS EXECUTED IN SUCH MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY NOMINEE, IT SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

                           (Continued on reverse side)

1.   Election of Class I Directors.

     Nominees:       A Gordon Tunstall
                     Dr. John J. Sheridan


FOR all nominees listed         WITHHOLD
(except as marked to the        AUTHORITY to vote
contrary below)                 for all nominees listed
        [ ]                             [ ]


INSTRUCTION: To withhold authority to vote for               Dated:                               , 2001
any individual nominee, write his name or their                    -------------------------------
names in the following space:

                                                             Signature:
----------------------------------------------------                   ---------------------------------


2.   Proposal to ratify the appointment of Ernst & Young
     LLP as independent auditors of the Company and its subsidiaries for the year ending December 31, 2001.
     Signature if held jointly

             FOR         AGAINST       ABSTAIN               IMPORTANT:  Please sign exactly as your name or names
             [ ]           [ ]           [ ]                             appear on this proxy and mail promptly in the enclosed
                                                                         envelope. If you sign as agent or in any other
                                                                         capacity, please state the capacity in which you sign.